UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                       SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[ ]       Soliciting Material Pursuant to Section 240.14a-12

                          DELTA AND PINE LAND COMPANY
          -------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          -------------------------------------------------------------
  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.    Title of each class of securities to which transaction applies:

2.    Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.    Proposed maximum aggregate value of transaction:

5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1.   Amount Previously Paid:
           2.   Form, Schedule or Registration Statement No.:
           3.   Filing Party:
           4.   Date Filed:

                        DELTA AND PINE LAND COMPANY
                        ---------------------------


                 Supplemental Correction to Proxy Statement
                    For Special Meeting of Stockholders
                      to be held on December 21, 2006

On November 15, 2006, Delta and Pine Land Company (the "Company") mailed a Definitive Proxy Statement to its stockholders, and filed its Definitive Proxy Statement. On pages 43 and 44 of the Proxy Statement, the description of representations and warranties in the merger agreement contains four incorrect references to the Annual Report on Form 10-K for the fiscal year ended August 31, 2006, or to the 2006 10-K. The relevant date of the Annual Report on Form 10-K is August 31, 2005, in accordance with Article 3 of the merger agreement attached to the Definitive Proxy Statement as Appendix A. The corrected text appears in its entirety below:

Page 43:

REPRESENTATIONS AND WARRANTIES

   In the merger agreement, we made certain customary representations and warranties to Monsanto and Monsanto Sub, Inc., subject to exceptions disclosed (a) to Monsanto and Monsanto Sub, Inc. in the disclosure letter delivered to Monsanto and Monsanto Sub, Inc. in connection with the signing of the merger agreement, or the company disclosure letter, or (b) in (i) our Annual Report on Form 10-K for the fiscal year ended August 31, 2005, or our 2005 10-K, (ii) our Quarterly Reports on Form 10-Q for the quarterly periods ended November 30, 2005, February 28, 2006 or May 31, 2006, which are collectively referred to as the recent 10-Qs, (iii) any current report on Form 8-K that was filed by us with the SEC following the date of the 2005 10-K and prior to the date of the merger agreement, which are collectively referred to as the current reports or (iv) our definitive proxy statement filed with the SEC on November 19, 2005. However, the representations and warranties that we made to Monsanto and Monsanto Sub, Inc. in the merger agreement were not qualified by any exhibits to the above referenced documents filed with the SEC (other than press releases filed as exhibits to any of the current reports) or any disclosures contained in the "risk factor" sections in any of the above referenced documents filed with the SEC.

                                    ***

Page 44:

   The representations and warranties made to Monsanto and Monsanto Sub, Inc. by us in the merger agreement generally cover both us and our subsidiaries and relate to:

   o our SEC filings since August 31, 2002, the financial statements contained in the 2005 10-K and the recent 10-Qs and certain matters pertaining to the Sarbanes-Oxley Act of 2002, as amended ***.